UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2012 (November 15, 2012)

SOLERA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33461	26-1103816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7 Village Circle, Suite 100
Westlake, TX 76262
(Address of principal executive offices, including Zip Code)
(817) 961-2100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
The Solera Holdings, Inc. (the “Company”) 2012 Annual Meeting of Stockholders was held on November 15,2012. Set forth below are the matters the stockholders voted on and the final voting results.

1.	Election of Directors

Nominee	Votes For	Withheld	Broker Non-Votes
Tony Aquila	66,996,586	1,510,607	1,182,055
Arthur F. Kinsgbury	65,319,444	187,749	1,182,055
Kenneth A. Viellieu	65,275,664	231,529	1,182,055
Thomas C. Wajnert	60,253,633	5,253,560	1,182,055
Stuart J. Yarbrough	65,276,676	230,517	1,182,055

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending June 30, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,679,290	9,958	—	—

3.	Approval of a non-binding advisory vote, on the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,694,060	3,802,932	10,201	1,182,055

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA HOLDINGS, INC.

/s/ JASON BRADY
Date: November 16, 2012	Name:	Jason Brady
	Title:	Senior Vice President, General Counsel and Secretary